UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2025

Bubblr, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	000-56747	86-2355916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

30 N Gould St., Ste R, Sheridan WY	82801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(646) 814 7184

N/A

(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.06 Change in Shell Company Status

We have not been a shell company for the past two years.

Item 8.01 Other Events.

On July 9, 2025, our registration statement on Form 10-12G (File No. 000-56747) filed by Bubblr Inc. with the U.S. Securities and Exchange Act of 1934, as amended (“Exchange Act”), became automatically effective. The effectiveness of the registration statement establishes the Company as a mandatory public reporting company subject to the periodic reporting requirements of the Exchange Act, including the obligation to file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and other required disclosures.

The Company’s common stock is quoted on the OTCQB market under the ticker symbol BBLR.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2025	Bubblr, Inc.

	By:	/s/ David Chetwood
	Name:	David Chetwood
	Title:	Chief Financial Officer and Secretary

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